Tortoise Pipeline & Energy Fund
SCHEDULE OF INVESTMENTS (Unaudited)

	February 28, 2023

	Shares	Fair Value
Common Stock - 97.7% (1)
Canada Crude Oil Pipelines - 17.5% (1)
Enbridge, Inc.	187,587	$7,038,264
Gibson Energy, Inc.	50,815	853,931
Pembina Pipeline Corp.	118,304	3,884,221
		11,776,416
Canada Natural Gas/Natural Gas Liquids Pipelines - 9.1% (1)
Keyera Corp.	73,152	1,614,222
TC Energy Corp.	113,623	4,523,332
		6,137,554
United States Crude Oil Pipelines - 10.8% (1)
Plains GP Holdings LP	523,256	7,278,491
United States Natural Gas Gathering/Processing - 8.0% (1)
Antero Midstream Corp.	101,317	1,067,881
Equitrans Midstream Corp.	307,343	1,853,278
Hess Midstream Partners LP	78,784	2,160,257
Kinetik Holdings, Inc.	8,934	265,787
		5,347,203
United States Natural Gas/Natural Gas Liquids Pipelines - 44.8% (1)
Cheniere Energy, Inc.	26,342	4,144,650
Excelerate Energy, Inc.	8,917	192,696
Kinder Morgan, Inc.	389,508	6,645,007
ONEOK, Inc.	108,675	7,112,779
NextDecade Corp. (2)	89,812	634,073
Targa Resources Corp.	47,264	3,502,262
The Williams Companies, Inc.	263,979	7,945,768
		30,177,235
United States Renewables and Power Infrastructure - 7.5% (1)
Clearway Energy, Inc.	22,000	691,020
NextEra Energy Partners LP	29,030	1,923,528
Sempra Energy	16,121	2,417,505
		5,032,053
Total Common Stock
(Cost $59,993,954)		65,748,952

Master Limited Partnerships - 31.8% (1)
United States Crude Oil Pipelines - 0.9% (1)
NuStar Energy LP	40,806	636,982
United States Natural Gas Gathering/Processing - 2.9% (1)
Western Midstream Partners LP	73,911	1,922,425
United States Natural Gas/Natural Gas Liquids Pipelines - 16.4% (1)
DCP Midstream LP	47,653	1,990,942
Energy Transfer LP	367,070	4,647,106
Enterprise Products Partners LP	172,483	4,403,491
		11,041,539
United States Other - 0.2% (1)
Westlake Chemical Partners LP	4,940	113,324
United States Refined Product Pipelines - 11.4% (1)
Magellan Midstream Partners LP	56,630	3,010,451
MPLX LP	134,271	4,649,804
		7,660,255
Total Master Limited Partnerships
(Cost $13,184,817)		21,374,525

Money Market Fund - 0.5% (1)
United States Investment Company - 0.5% (1)
Invesco Government & Agency Portfolio - Institutional Class, 4.513% (3)
(Cost $370,083)	370,083	370,083

Total Investments - 130.0% (1)
(Cost $73,548,854)		87,493,560
Liabilities in Excess of Other Assets - (0.1)%(1)		(86,679)
Credit Facility Borrowings - (5.9)% (1)		(3,942,857)
Senior Notes - (15.0)% (1)		(10,100,000)
Mandatory Redeemable Preferred Stock at Liquidation Value - (9.0)% (1)		(6,100,000)
Total Net Assets Applicable to Common Stockholders - 100.0%(1)		$67,264,024

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of February 28, 2023.

Summary of Fair Value Exposure

The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liablities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Municipal Bonds —Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most municipal bonds are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors. The Board of Directors will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s valuation committee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of February 28, 2023:

	Level 1	Level 2	Level 3	Total
Common Stock	$65,748,952	$-	$-	$65,748,952
Master Limited Partnerships	21,374,525	-	-	21,374,525
Money Market Fund	370,083	-	-	370,083
Total Investments	$87,493,560	$-	$-	$87,493,560